Exhibit 10.1


                     THIRD AMENDMENT TO CREDIT AGREEMENT


      THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Third Amendment") is dated to be effective as of August 22, 2006, among FIRST CASH FINANCIAL SERVICES, INC. (the "Borrower") and JPMORGAN CHASE BANK, N.A. successor by merger to Bank One, NA (Main Office Chicago) (the "Lender" and the "Agent") and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to Wells Fargo Bank Texas, National Association (the "Lender").

                             W I T N E S S E T H:

      WHEREAS, the  Borrower and  the Lenders  are  parties to  that  certain
 Credit  Agreement  dated  as  of  August 9, 2002,  and  that  certain  First
 Amendment to Loan Agreement dated March 1, 2004, and that certain Second Amendment to Loan Agreement dated June 30, 2005, by and between the Borrower and the Lenders (collectively the "Agreement"); and

      WHEREAS, the Borrower and the Lenders desire to amend the Agreement by this Third Amendment to reflect the agreements, modifications and amendments as set forth below.

      NOW, THEREFORE, for and in consideration of the above premises and for other good and valuable consideration, the parties hereto agree as follows:

      1. Definitions. All capitalized terms defined in the Agreement and not otherwise defined in this Third Amendment shall have the same meanings as assigned to them in the Agreement when used in this Third Amendment, unless the context hereof shall otherwise require or provide.

      2. Representations and Warranties. In order to induce the Lenders to enter into this Third Amendment, the Borrower represents and warrants to the Lenders that:

           A. The Borrower has the requisite corporate authority to execute, deliver and perform the terms and provisions of this Third Amendment, the Agreement as amended by this Third Amendment, and the Loan Documents and the Borrower has taken all corporate and other action necessary to authorize such matters; and

           B. Neither the execution and delivery of this Third Amendment, nor any other documents executed by the Borrower in connection herewith, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will contravene or conflict with any provision of law, statute or regulation to which the Borrower is subject or any judgment, license, order or permit applicable to the Borrower or any indenture, agreement or other instrument to which the Borrower may be subject; no consent, approval, authorization or order of any court, governmental authority or third party is required in connection with the execution and delivery of this Third Amendment or any of the other documents executed and delivered in connection herewith or to consummate the transactions contemplated herein or therein;

           C. This Third Amendment, the Agreement, as amended hereby, and the Loan Documents are the legal and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights;

           D. After the execution of this Third Amendment, no event has occurred and is continuing which constitutes a Default;

           E. All of the representations and warranties of the Borrower contained in Article V of the Agreement are true and correct as of the date hereof.

      3. Amendments  to Article  I.   The  following definitions  are amended
 and/or added to the Agreement and shall read as follows:

           "'Aggregate Commitment' means the aggregate of the Commitments of all Lenders, as reduced from time to time pursuant to the terms hereof, which as of August 22, 2006 shall be equal to Fifty Million and no/100 Dollars ($50,000,000.00)."

           "'Facility Termination Date' means April 15, 2009, or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof."

           "'Guarantors' means, collectively, Cash & Go, Inc., Famous Pawn, Inc., First Cash, Inc., First Cash Corp., First Cash, Ltd., First Cash Management, L.L.C., One Iron Ventures, Inc., FCFS MO, Inc., FCFS SC, Inc., FCFS OK, Inc., FCFS MI, Inc., First Cash Credit, Ltd., First Cash Credit Management, L.L.C., First Cash, S.A. de C.V., American Loan Employee Services, S.A de C.V., SHAC, Inc., and Guaranteed Auto Finance, Inc., and their successors and assigns, and 'Guarantor' means any of the Guarantors."

           "'Guaranty' means the identical Unlimited Guaranties dated as of August 22, 2006, executed by the Guarantors in favor of each Lender, for the ratable benefit of the Lenders, as such may be amended or modified and in effect from time to time. The term 'Guaranty' also includes the identical Unlimited Guaranties dated subsequent to August 22, 2006 and executed by SHAC, Inc. and Guaranteed Auto Finance, Inc. in favor of each Lender for the ratable benefit of the Lenders, in the event such Guarantors are not yet Subsidiaries on August 22, 2006, but subsequently become Subsidiaries."

           4. Amendments to Article VI.

           (a) Section 6.12 is amended to read in its entirety as follows:

           "6.12. Indebtedness. The Borrower will not, nor will it permit any Subsidiary to, create, incur or suffer to exist any Indebtedness, except for (i) the Loans, (ii) trade debt incurred in the ordinary course of business, (iii) intercompany Indebtedness,
      (iv) endorsements of negotiable instruments in the ordinary course of business, (v) Indebtedness described in Schedule 2, (vi) Subordinated Indebtedness permitted by all of the Lenders, (vii) Indebtedness in the amount of $10,000,000.00, with a term of four
      (4) years, owing by Borrower to former shareholders of SHAC, Inc. and Guaranteed Auto Finance, Inc., (viii) contingent liabilities and indebtedness to third Persons of up to $2,000,000.00 in the aggregate during any 12-month period; provided, however, the Borrower shall notify Agent of any contingent liability which exceeds $1,000,000.00, (ix) contingent liabilities (in addition to contingent liabilities covered in Subsection [viii]) incurred in the ordinary course of business of SHAC, Inc. and Guaranteed Auto Finance, Inc., including, but not limited to, limited warranty claims and credit life and disability insurance claims, (x) any obligation of the Borrower to a Person which is generated by a permitted Financial Hedge, and (xi) letters of credit (as such instruments are called in Borrower's credit services product) issued by Borrower for the benefit of an independent lender."

           (b) Section 6.15 is amended to read in its entirety as follows:

           "6.15 Investment and Acquisitions. The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (including, without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefore, or to create any Subsidiary (except SHAC, Inc. and Guaranteed Auto Finance, Inc.) or to become or remain a partner in any partnership or joint venture, or to make any Acquisition of any Person, except for (i) Cash Equivalent Investments, (ii) existing investments in Subsidiaries and other Investments in existence on August 22, 2006; provided, however, if the Acquisition has not become effective as of August 22, 2006, it is anticipated that not later than October 31, 2006, SHAC, Inc. and Guaranteed Auto Finance, Inc. will each become a Domestic Subsidiary and, in turn, a Guarantor, and (iii) investment in one additional Subsidiary with its principal place of business in the country of Mexico (the 'New Mexican Subsidiary') as long as (A) the New Mexican Subsidiary's primary business is the same as the Borrower's, and (B) the New Mexican Subsidiary becomes a Guarantor promptly after it becomes a Subsidiary."

           (c) Section 6.17 is amended to read in its entirety as follows:

           "6.17     Loans.  The  Borrower will not,  nor will  it permit
      any Subsidiary to, directly or indirectly, make any loans or advances to any Person except (i) in the ordinary course of the Borrower's and Subsidiaries' businesses as they exist on August 22, 2006, and (ii) in an amount up to $10,000,000.00 in the aggregate outstanding at any one time."

           (d)  Sections 6.1(vii), 6.22.4, 6.22.5, and  6.22.6 are hereby deleted and replaced with the verbiage "Intentionally Omitted."

           (e) Section 6.24 is amended to read in its entirety as follows:

           "6.24 Stock Repurchases. Borrower shall not permit the aggregate amount of Stock Repurchases to exceed $40,000,000.00 during any fiscal year or $75,000,000.00 in the aggregate period of time commencing August 22, 2006, and ending on the Facility Termination Date; provided, however, no Stock Repurchase is permitted during any period of time the Borrower's Fixed Charge Coverage Ratio is less than 1.50 to 1.00."

           5. Amendments to Article IX. A new Section 9.14 is added and shall read in its entirety as follows:

           "9.14 USA PATRIOT ACT NOTIFICATION. The following notification is provided to Borrower pursuant to Section 326 of the USA Patriot Act of 2001, 31, U.S.C. Section 5318:

           IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for Borrower: When Borrower opens an account, if Borrower is an individual Bank will ask for Borrower's name, taxpayer identification number, residential address, date of birth, and other information that will allow Bank to identify Borrower, and if Borrower is not an individual Bank will ask for Borrower's name, taxpayer identification number, business address, and other information that will allow Bank to identify Borrower. Bank may also ask, if Borrower is an individual to see Borrower's driver's license or other identifying documents, and if Borrower is not an individual to see Borrower's legal organizational documents or other identifying documents."

      6. Amendments to Exhibits, Schedules, and Addendum I.

           (a) Schedule 1 to Exhibit B (Compliance Certificate) is amended as set forth in the attachment to this Third Amendment.

           (b) Schedule 3 (Commitments and Pro Rata Shares) is amended as set forth in the attachment to this Third Amendment.

           (c) The cover page to the Agreement is amended as set forth in Addendum I attached.

      7. Conditions Precedent. This Third Amendment and the obligations of the Lenders hereunder are subject to the conditions precedent that the Borrower shall have (a) duly executed and delivered to the Lenders this Third Amendment, and (b) paid to the Agent an amount to reimburse the Agent for its reasonable attorneys' fees incurred in the preparation of this Third Amendment and related Loan Documents, and (c) paid to the Agent a closing fee in the amount of $12,500.00 divided ratably by the Lenders.

      8. Scope of Amendments. Any and all other provisions of the Agreement and any other Loan Documents are hereby amended and modified wherever necessary and even through not specifically addressed herein, so as to conform to the amendments and modifications set forth in this Third Amendment.

      9. Limitation on Agreements. The amendments set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under, or waiver of, any other term or condition of the Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which the Lenders now have or may have in the future under, or in connection with the Agreement as amended by this Third Amendment, the Loan Documents or any of the documents referred to herein or therein.

      10. Multiple Counterparts. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Third Amendment by signing any such counterpart.

      THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE  LOAN
      -----------------------------------------------------------------------
 DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN  THE PARTIES AND MAY NOT  BE
 ----------------------------------------------------------------------------
 CONTRADICTED BY  EVIDENCE  OF  PRIOR, CONTEMPORANEOUS,  OR  SUBSEQUENT  ORAL
 ----------------------------------------------------------------------------
 AGREEMENTS OF THE PARTIES.  THERE  ARE NO UNWRITTEN ORAL AGREEMENTS  BETWEEN
 ----------------------------------------------------------------------------
 THE PARTIES.
 ------------

      Executed to be effective as of August 22, 2006.


     LENDER AND AGENT:          JPMORGAN CHASE BANK, N.A., successor by
                                merger to Bank One, NA (Main Office Chicago)

                                By:
                                      --------------------------------------
                                Name:
                                      --------------------------------------
                                Title:
                                      --------------------------------------

     LENDER: WELLS FARGO BANK, N. A., successor by merger to Wells Fargo Bank Texas,
                                National Association

                                By:
                                      --------------------------------------
                                Name:
                                      --------------------------------------
                                Title:
                                      --------------------------------------


 BORROWER:                      FIRST CASH FINANCIAL SERVICES, INC.

                                By:
                                      --------------------------------------
                                Name:   Rick Wessel
                                      --------------------------------------
                                Title:  President
                                      --------------------------------------


 GUARANTORS:                    REVIEWED AND AGREED:

                                CASH & GO, INC.

                                By:
                                      --------------------------------------
                                Name:   Rick Wessel
                                      --------------------------------------
                                Title:  President
                                      --------------------------------------


                                FAMOUS PAWN, INC.

                                By:
                                      --------------------------------------
                                Name:   Rick Wessel
                                      --------------------------------------
                                Title:  President
                                      --------------------------------------


                                FCFS MO, INC.

                                By:
                                      --------------------------------------
                                Name:   Rick Wessel
                                      --------------------------------------
                                Title:  President
                                      --------------------------------------


                                FCFS OK, INC.

                                By:
                                      --------------------------------------
                                Name:   Rick Wessel
                                      --------------------------------------
                                Title:  President
                                      --------------------------------------


                                FCFS SC, INC.

                                By:
                                      --------------------------------------
                                Name:   Rick Wessel
                                      --------------------------------------
                                Title:  President
                                      --------------------------------------


                                FCFS MI, INC.

                                By:
                                      --------------------------------------
                                Name:   Rick Wessel
                                      --------------------------------------
                                Title:  President
                                      --------------------------------------


                                FIRST CASH, INC.

                                By:
                                      --------------------------------------
                                Name:   Rick Wessel
                                      --------------------------------------
                                Title:  President
                                      --------------------------------------


                                FIRST CASH CORP.

                                By:
                                      --------------------------------------
                                Name:   Rick Wessel
                                      --------------------------------------
                                Title:  President
                                      --------------------------------------


                                FIRST CASH, LTD.

                                By:     FIRST CASH MANAGEMENT, L.L.C., its
                                        General Partner

                                        By:
                                              ------------------------------
                                        Name:  Rick Wessel
                                              ------------------------------
                                        Title: Manager
                                              ------------------------------


                                FIRST CASH MANAGEMENT, L.L.C.

                                By:
                                      --------------------------------------
                                Name:   Rick Wessel
                                      --------------------------------------
                                Title:  Manager
                                      --------------------------------------


                                ONE IRON VENTURES, INC.

                                By:
                                      --------------------------------------
                                Name:   Rick Wessel
                                      --------------------------------------
                                Title:  President
                                      --------------------------------------


                                FIRST CASH CREDIT, LTD.

                                By:     FIRST CASH CREDIT MANAGEMENT,
                                        L.L.C., its General Partner

                                        By:
                                              ------------------------------
                                        Name:     R. Douglas Orr
                                              ------------------------------
                                        Title:    Manager
                                              ------------------------------


                                FIRST CASH CREDIT MANAGEMENT, L.L.C.

                                By:
                                      --------------------------------------
                                Name:   R. Douglas Orr
                                      --------------------------------------
                                Title:  Manager
                                      --------------------------------------


                                FIRST CASH, S.A. DE C.V.

                                By:
                                      --------------------------------------
                                Name:   R. Douglas Orr
                                      --------------------------------------
                                Title:  Legal Representative
                                      --------------------------------------


                                AMERICAN LOAN EMPLOYEE SERVICES, S.A. DE C.V.

                                By:
                                      --------------------------------------
                                Name:   R. Douglas Orr
                                      --------------------------------------
                                Title:  Legal Representative
                                      --------------------------------------



                                EXECUTION BY THE FOLLOWING CORPORATIONS
                                REQUIRED ONLY IF SUCH CORPORATIONS ARE
                                SUBSIDIARIES AS OF OCTOBER 31, 2006

                                SHAC, INC.

                                By:
                                      --------------------------------------
                                Name:   R. Douglas Orr
                                      --------------------------------------
                                Title:  Secretary
                                      --------------------------------------


                                GUARANTEED AUTO FINANCE, INC.

                                By:
                                      --------------------------------------
                                Name:   R. Douglas Orr
                                      --------------------------------------
                                Title:  Secretary
                                      --------------------------------------

                     SCHEDULE 1 TO COMPLIANCE CERTIFICATE

                    Compliance as of _________, ____ with
                     Provisions of Sections 6.22 and 6.24
                              of the Agreement


 Description of Covenant                Calculation as of _____________, 20__

 (i)  Fixed Charge Coverage Ratio of   _______________ to 1.00 ______________
      not less than 1.25 to 1.00
      (Section 6.22.2) of Agreement)

 (ii) Leverage Ratio of not greater    _______________ to 1.00 ______________
      than 2.50 to 1.00
      (Section 6.22.3 of Agreement)

 (iii) Stock Repurchase of not more    _________$____________________________
      than $40,000,000.00 per fiscal            Fiscal year
      year and $75,000,000.00 in the
      aggregate                        _________$____________________________
      (Section 6.24 of Agreement)               Aggregate


                                       FIRST CASH FINANCIAL SERVICES, INC.

                                       By:
                                              -------------------------------
                                       Name:   R. Douglas Orr
                                              -------------------------------
                                       Title:  Chief Financial Officer
                                              -------------------------------

                                  SCHEDULE 3

                                  COMMITMENTS
                              AND PRO RATA SHARES



                                                    Pro Rata
    Lender                        Commitments        Share
    ----------------------------------------------------------
    JPMorgan Chase Bank, N.A.    $33,500,000.00       67%
    Wells Fargo Bank, N.A.       $16,500,000.00       33%
                                 ______________  _____________
    Total                        $50,000,000.00     100.00%

                                  ADDENDUM I

                                  COVER PAGE


                             AMENDED AND RESTATED

                               CREDIT AGREEMENT


                                    among

                     FIRST CASH FINANCIAL SERVICES, INC.

                                 as Borrower,


                          JPMORGAN CHASE BANK, N.A.

                             as Agent and Lender,

                                     and

                        THE OTHER LENDERS PARTY HERETO

                           JPMORGAN CHASE BANK, NA.

                     as Lead Arranger and Sole Bookrunner